UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

e.l.f. Beauty, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37873	46-4464131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

570 10th Street

Oakland, CA 94607

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 778-7787

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2017, e.l.f. Beauty, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2017, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Securities and Exchange Commission’s rules and regulations, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2017, the Board of Directors (the “Board”) of the Company appointed Beth M. Pritchard to the Board as a Class III director, with an initial term expiring at the Company’s annual meeting of stockholders to be held in 2019.

Ms. Pritchard, 70, served as Principal and Strategic Advisor of Sunrise Beauty Studio, LLC from February 2009 to October 2017. She served as North American Advisor to M.H. Alshaya Co. from 2008 to 2013. From 2006 to 2009, Ms. Pritchard was the President and Chief Executive Officer and subsequent Vice Chairman of Dean & DeLuca, Inc. Ms. Pritchard was the President and Chief Executive Officer of Organized Living Inc. from 2004 to 2005. From 1991 to 2003, she held executive positions with L Brands, Inc., serving as President and Chief Executive Officer of Bath & Body Works, Chief Executive Officer of Victoria’s Secret Beauty and Chief Executive Officer of The White Barn Candle Company. Ms. Pritchard received her B.A. in International Relations from the University of Wisconsin-Milwaukee and her M.B.A. from Marquette University.

Ms. Pritchard will be entitled to compensation for her service as a member of the Board that is consistent with the compensatory arrangements the Company has in place with its other non-employee directors. The Company expects to enter into the Company’s standard form of indemnification agreement with Ms. Pritchard.

There was no arrangement or understanding pursuant to which Ms. Pritchard was appointed to the Board. There are no family relationships between Ms. Pritchard and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Ms. Pritchard was or is a participant.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated November 8, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.l.f. Beauty, Inc.

Date: November 8, 2017	By:	/s/ John P. Bailey
John P. Bailey
President and Chief Financial Officer